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Household Home Equity Loan Trust 1999-1

                             Distribution Number         3
                Beginning Date of Accrual Period      01/01/00
                      End Date of Accrual Period      01/31/00
                               Distribution Date      02/22/00
                      Previous Distribution Date      01/20/00

Funds Disbursement
          Available Funds for Distribution           15,129,498.29
                    Principal Collections            10,383,295.93
                    Interest Collections              4,746,202.36

                   Distribution  of Interest
                   Collections
                       Servicing Fee                    210,055.88
                       Extra Principal                1,702,979.72
                       Distribution Amount
                       Interest Paid                  2,833,166.76
                      To  Class R                                -

                   Distribution of Principal
                   Collections
                      Principal Paid to              10,383,295.93
                      Certificates
                      Overcollateralization                      -
                      Release Amount

Balance Reconciliation

          Begin Principal Balance                   504,134,113.96
          Adjustments                                         0.00
          Principal Collections (including         (10,383,295.93)
          repurchases)
          Charge off Amount                                      -
          End Principal Balance                     493,750,818.03

Collateral Performance
          Cash Yield  (% of beginning balance)              11.30%
          Charge off Amount  (% of beginning balane)         0.00%
          Net Yield                                         11.30%

          Delinquent Loans (contractual)
          30-59 days  principal balance of loan      17,381,970.55
          30-59 days  number of loans                          252
          60-89 days principal balance of loan        1,470,266.00
          60-89 days number of loans                            19
          90+ days number of loans                              15
          90+ days principal balance of loan          1,241,184.63

          Number of Loans that went into REO                     1
          Principal Balance of Loans that went          168,420.87
          into  REO
          Principal Balance of all REO                  168,420.87

Overcollateralization Reconcilliation
          Begin OC Amount                            29,881,740.75
          Target OC Amount                           50,039,651.27
          OC Deficiency                              20,157,910.51
          OC Release Amount                                      -
          End OC Amount                              31,584,720.47

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Loan Repurchase Detail
          Number Purchased for pursuant to 2.02
          Principal Balance Purchasesed pursant to 2.02

Other
          Stepdown                                       No
          Trigger Event                                  No
          Event of Default                               No




Class A-1 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000           56.060903
            2.   Principal Distribution per $1,000       50.996944

            3.   Interest Distribution per $1,000         5.063959


     B.   Calculation of Class A-1 Interest Due & Paid
            1.   Class A-1 related Note Rate                 6.83%
            2.   Accrual Convention                         30/360

            3.   Class A-1 Principal Balance,       210,862,373.21
                 BOP
            4.   Class A-1 Interest Carryover                    -
                 Shortfall, BOP

            5.   Class A-1 Interest Due               1,200,158.34
            6.   Class A-1 Interest Paid              1,200,158.34
            7.   Class A-1 unpaid Carryover                      -
                 Shortfall, EOP

     C.   Calculation of Class A-1 Principal Due & Paid
            1.   Class A-1 Principal Balance,       210,862,373.21
                 BOP
            2.   Class A-1 Principal Due
            3.   Class A-1 Principal Paid            12,086,275.65
            4.   Class A-1 Principal Balance,       198,776,097.56
                 EOP

            5.   Class A-1 Notes Balance as a %        0.430096666
                 of the Total Certificate Balance, EOP
            6.   Class A-1 Notes Balance as a          0.402583834
                 percentage of the Pool Balance, EOP



Class A-2 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000            5.791667
            2.   Principal Distribution per $1,000               -
            3.   Interest Distribution per $1,000         5.791667

     B.   Calculation of Class A-2 Interest Due & Paid
            1.   Class A-2 related Note Rate                 6.95%
            2.   Accrual Convention                         30/360

            3.   Class A-2 Principal Balance,        62,000,000.00
                 BOP
            4.   Class A-2 Interest Carryover                    -
                 Shortfall, BOP

            5.   Class A-2 Interest Due                 359,083.33
            6.   Class A-2 Interest Paid                359,083.33
            7.   Class A-2 unpaid Carryover                      -
                 Shortfall, EOP

     C.   Calculation of Class A-2 Principal Due & Paid

            1.   Class A-2 Principal Balance, BOP    62,000,000.00
            2.   Class A-2 Principal Due
            3.   Class A-2 Principal Paid                        -
            4.   Class A-2 Principal Balance, EOP    62,000,000.00

            5.   Class A-2 Notes Balance as a          0.134150904
                 percentage of the Total Certificate Balance

            6.   Class A-2 Notes Balance as a          0.125569412
                 percentage of the Pool Balance, EOP
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Class A-3 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000            6.008333
            2.   Principal Distribution per $1,000               -

            3.   Interest Distribution per $1,000         6.008333

     B.   Calculation of Class A-3 Interest Due & Paid

            1.   Class A-3 related Note Rate                 7.21%
            2.   Accrual Convention                         30/360

            3.   Class A-3 Principal Balance,        90,000,000.00
                 BOP
            4.   Class A-3 Interest Carryover                    -
                 Shortfall, BOP

            5.   Class A-3 Interest Due                 540,750.00
            6.   Class A-3 Interest Paid                540,750.00
            7.   Class A-3 unpaid Carryover                      -
                 Shortfall, EOP

     C.   Calculation of Class A-3 Principal Due & Paid

            1.   Class A-3 Principal Balance,        90,000,000.00
                 BOP
            2.   Class A-3 Principal Due
            3.   Class A-3 Principal Paid                        -
            4.   Class A-3 Principal Balance,        90,000,000.00
                 EOP

            5.   Class A-3 Notes Balance as a          0.194735184
                 percentage of the Total Certificate Balance

            6.   Class A-3 Notes Balance as a          0.182278179
                 percentage of the Pool Balance, EOP




Class A-4 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000            6.008333
            2.   Principal Distribution per $1,000               -
            3.   Interest Distribution per $1,000         6.008333

     B.   Calculation of Class A-4 Interest Due & Paid

            1.   Class A-4 related Note Rate                 7.21%
            2.   Accrual Convention                         30/360

            3.   Class A-4 Principal Balance,        42,920,000.00
                 BOP
            4.   Class A-4 Interest Carryover                    -
                 Shortfall, BOP

            5.   Class A-4 Interest Due                 257,877.67
            6.   Class A-4 Interest Paid                257,877.67
            7.   Class A-4 unpaid Carryover                      -
                 Shortfall, EOP

     C.   Calculation of Class A-4 Principal Due & Paid

            1.   Class A-4 Principal Balance,        42,920,000.00
                 BOP
            2.   Class A-4 Principal Due
            3.   Class A-4 Principal Paid                        -
            4.   Class A-4 Principal Balance,        42,920,000.00
                 EOP

            5.   Class A-4 Notes Balance as a          0.092867045
                 percentage of the Total Certificate Balance

            6.   Class A-4 Notes Balance as a          0.086926438
                 percentage of the Pool Balance, EOP

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Class M-1 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000            6.525000
            2.   Principal Distribution per $1,000               -
            3.   Interest Distribution per $1,000         6.525000

     B.   Calculation of Class M-1 Interest Due & Paid

            1.   Class M-1 related Note Rate                 7.83%
            2.   Accrual Convention                         30/360

            3.   Class M-1 Principal Balance,        35,550,000.00
                 BOP
            4.   Class M-1 Interest Carryover                    -
                 Shortfall, BOP

            5.   Class M-1 Interest Due                 231,963.75
            6.   Class M-1 Interest Paid                231,963.75
            7.   Class M-1 unpaid Carryover                      -
                 Shortfall, EOP

     C.   Calculation of Class M-1 Principal Due & Paid

            1.   Class M-1 Principal Balance,        35,550,000.00
                 BOP
            2.   Class M-1 Principal Due
            3.   Class M-1 Principal Paid                        -
            4.   Class M-1 Principal Balance,        35,550,000.00
                 EOP

            5.   Class M-1 Notes Balance as a          0.076920398
                 percentage of the Total Certificate Balance

            6.   Class M-1 Notes Balance as a          0.071999881
                 percentage of the Pool Balance, EOP




Class M-2 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000            7.391667
            2.   Principal Distribution per $1,000               -
            3.   Interest Distribution per $1,000         7.391667

     B.   Calculation of Class M-2 Interest Due & Paid

            1.   Class M-2 related Note Rate                 8.87%
            2.   Accrual Convention                         30/360

            3.   Class M-2 Principal Balance,        32,920,000.00
                 BOP
            4.   Class M-2 Interest Carryover                    -
                 Shortfall, BOP

            5.   Class M-2 Interest Due                 243,333.67
            6.   Class M-2 Interest Paid                243,333.67
            7.   Class M-2 unpaid Carryover                      -
                 Shortfall, EOP

     C.   Calculation of Class M-2 Principal Due & Paid

            1.   Class M-2 Principal Balance,        32,920,000.00
                 BOP
            2.   Class M-2 Principal Due
            3.   Class M-2 Principal Paid                        -
            4.   Class M-2 Principal Balance,        32,920,000.00
                 EOP

            5.   Class M-2 Notes Balance as a          0.071229803
                 percentage of the Total Certificate Balance

            6.   Class M-2 Notes Balance as a          0.066673307
                 percentage of the Pool Balance, EOP


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